                                                                   EXHIBIT 99.3

THIS IS NOT A PROXY. PLEASE DO NOT SEND IN THIS FORM WITH YOUR PROXY CARD. INSTEAD, PLEASE RETURN THE COMPLETED FORM TO AMERICAN STOCK TRANSFER & TRUST COMPANY, THE EXCHANGE AGENT, IN THE ENCLOSED ENVELOPE.

                                 BIOMATRIX, INC.
                               65 RAILROAD AVENUE
                          RIDGEFIELD, NEW JERSEY 07657

 ------------------------------------------------------------------------------

                       ELECTION FORM/LETTER OF TRANSMITTAL
 ------------------------------------------------------------------------------





Dear Biomatrix Stockholder:

         We are sending you this election form/letter of transmittal in connection with the merger agreement with Genzyme Corporation that would cause Biomatrix to become a wholly owned subsidiary of Genzyme. In connection with the merger, the business of Biomatrix will be combined with the businesses of Genzyme's Tissue Repair and Surgical Products Divisions to form Genzyme Biosurgery, a new division that Genzyme will create. You should carefully read the accompanying joint proxy statement/prospectus.

         As more fully described in the accompanying joint proxy statement/prospectus, if the Biomatrix stockholders adopt the merger agreement and all other merger conditions are satisfied or waived, your shares of Biomatrix common stock will be converted into either $37.00 in cash (per share of Biomatrix common stock), one share (per share of Biomatrix common stock) of a new series of Genzyme common stock designated as "Genzyme Biosurgery Division Common Stock"--which we refer to in this election form/letter of transmittal as GZBX Stock--and/or a combination of cash and shares of GZBX Stock.

         You are on record as holding shares of Biomatrix common stock. You can use this form to indicate your preference for which of the following your Biomatrix common stock will be exchanged (in each instance, subject to proration and adjustment as described in greater detail in the accompanying joint proxy statement/prospectus):

              - a combination of cash and shares of GZBX Stock based on a formula described in the accompanying joint proxy statement/prospectus, which we refer to as the Standard Consideration; and/or

              - one share (per share of Biomatrix common stock) of GZBX Stock, which we refer to as the Stock Consideration; and/or

              - $37.00 in cash (per share of Biomatrix common stock), which we refer to as the Cash Consideration.

         This form offers you a choice of electing to receive the Standard Consideration, the Stock Consideration and/or the Cash Consideration for your shares of Biomatrix common stock.

         You should make an election on this form. If you elect to receive the Standard Consideration for your shares of Biomatrix common stock (or if you fail to make an election), for 28.38% of your shares you will receive $37.00 in cash per share and for 71.62% of your shares you will receive one share of GZBX Stock per share (subject only to the potential adjustments described in the last sentence of this paragraph). If you elect to receive all Cash Consideration, all Stock Consideration or some combination of consideration, you are less likely to receive what you elect, because the percentage of shares of Biomatrix common stock that receive cash in the merger will not exceed 28.38%. For example, as explained in the accompanying joint proxy statement/prospectus, if Biomatrix stockholders, in the aggregate, elect to receive cash for more than 28.38% of their shares, the cash will be allocated, first, to those shares for which an election to receive the Standard Consideration was made and, second, to those shares for which an election to receive Cash Consideration was made (which shares will receive a prorated fraction of $37.00 and a corresponding prorated fraction of a share of GZBX Stock). Similarly, if Biomatrix stockholders, in the aggregate, elect to receive stock for more than 71.62% of their shares, there will be a comparable proration. If there is a proration, you may not receive the type of consideration specified in your election. The total amount of cash payable with respect to Biomatrix common stock, including those who elect to receive the Standard Consideration (or who fail to make an election), is subject to reduction to reflect the number of shares for which Biomatrix stockholders exercise dissenters' rights and pursuant to a merger agreement provision designed to preserve the tax-free nature of the transaction, if necessary.

         You may revoke your election made by this form by following the instructions included in Part A.2 of the "General Instructions" at the end of this form.

         No fractional shares of GZBX Stock will be issued in the merger. Instead, each Biomatrix stockholder that would otherwise be entitled to receive a fractional share will receive an amount in cash equal to the fraction multiplied by the per share value of the GZBX Stock as determined in good faith by Genzyme.

         For further information, see "THE MERGER AND THE MERGER
AGREEMENT--Merger Consideration for Biomatrix Common Stock" in the accompanying joint proxy statement/prospectus. We urge you to read the entire joint proxy statement/prospectus, including the annexes, for a more complete understanding of the transaction.

         Each Biomatrix stockholder (other than stockholders who intend to dissent from the merger and demand fair value for their shares under Delaware law) should complete this form and return it along with the stock certificates, a book entry transfer of shares, or a guarantee of delivery for the shares covered by this form to:

                     AMERICAN STOCK TRANSFER & TRUST COMPANY

BY MAIL:

         Biomatrix, Inc.
         c/o American Stock Transfer & Trust Company
         40 Wall Street, 46th floor
         New York, NY 10005

BY FACSIMILE TRANSMISSION (FOR ELIGIBLE INSTITUTIONS ONLY):   (718) 234-5001

CONFIRM BY TELEPHONE:   (800) 937-5449 ext.  6820 (if calling from beyond
                                                   the 718 area code)
                        (718) 921-8200 ext.  6820 (if calling from within
                                                   the 718 area code)

         A completed election form/letter of transmittal must be received by the exchange agent no later than 5:00 p.m., Boston time, on _______, 2000 (the "Election Deadline").

         IF THE EXCHANGE AGENT DOES NOT RECEIVE A PROPERLY COMPLETED AND SIGNED ELECTION FORM/LETTER OF TRANSMITTAL ALONG WITH THE APPLICABLE STOCK CERTIFICATES, A BOOK ENTRY TRANSFER OF SHARES, OR A GUARANTEE OF DELIVERY FOR THE SHARES OF BIOMATRIX COMMON STOCK COVERED BY THIS FORM BY THE ELECTION DEADLINE, THEN THAT STOCKHOLDER WILL BE DEEMED NOT TO HAVE MADE AN ELECTION.

         As a courtesy, the exchange agent will attempt to contact any Biomatrix stockholder who fails to properly comply with these instructions (and who provides a phone number). However, there is no guaranty that any such contact will be made. In any event, the stockholder is solely responsible for properly completing and timely returning the election form/letter of transmittal.

         Biomatrix stockholders will receive the Standard Consideration for any shares with respect to which they fail to timely make an election.

         If the merger is not completed for any reason, this form will be void and of no effect. Certificate(s) for shares of Biomatrix common stock previously delivered to the exchange agent will be promptly returned.

         Under Delaware law, Biomatrix stockholders have the right to dissent from the merger and obtain payment for the fair value of their shares of Biomatrix common stock in connection with the merger. A full discussion of these dissenters' rights is included in the accompanying joint proxy statement/prospectus. See "THE MERGER AND THE MERGER AGREEMENT--Appraisal Rights of Biomatrix Stockholders" and Annex G of the accompanying joint proxy statement/prospectus.

         Please read carefully the accompanying instructions to the election form and to the letter of transmittal, as well as the general instructions for completing the election form/letter of transmittal. Then complete the information as required and return this form, along with all of your Biomatrix stock certificates, book entry transfer of shares, or guarantee of delivery of shares in the enclosed envelope to the exchange agent no later than 5:00 p.m., Boston time, on _______, 2000 at the address listed above.

         Delivery of this form to an address other than as set forth above will not constitute a valid delivery. You must sign this form where requested.

                             INSTRUCTIONS FOR STEP 1
                                  ELECTION FORM

         SHARE IDENTIFICATION. You must identify the shares of Biomatrix common stock that you own. In the spaces provided under the column titled "Name(s) and Address(es) of Registered Holder(s)," print the name(s) and address(es) of the registered holder(s). In the spaces provided under the column titled "Certificate Number," insert the stock certificate number for each stock certificate you hold. If you do not hold stock certificate(s), please indicate that fact in the "Certificate Number" column. In the spaces provided under the column titled "Number of Shares Represented By," insert the number of shares represented by the corresponding stock certificate(s) or held in book-entry form. At the bottom of the "Number of Shares Represented By" column, please insert the total number of shares of Biomatrix common stock you own.

         ELECTION.  Choose the consideration you would like to receive.

         STANDARD ELECTION. You may choose to make a Standard Election with respect to some or all of your shares of Biomatrix common stock. This election is a fixed combination of cash and shares of GZBX Stock. Subject to possible adjustments described below, if you make a Standard Election with respect to some or all of your shares of Biomatrix common stock, for 28.38% of those shares you will receive $37.00 in cash per share and for 71.62% of those shares you will receive one share of GZBX Stock per share. To make a Standard Election, you should insert the total number of Biomatrix shares for which you wish to receive the Standard Consideration in the space provided under the column titled "Standard Election."

         STOCK ELECTION. You may choose to make a Stock Election with respect to some or all of your shares of Biomatrix common stock. To make a Stock Election, you should insert the total number of shares of Biomatrix common stock for which you wish to receive the Stock Consideration in the space provided under the column titled "Stock Election."

         CASH ELECTION. You may choose to make a Cash Election with respect to some or all of your shares of Biomatrix common stock. To make a Cash Election, you should insert the total number of shares of Biomatrix common stock for which you wish to receive the Cash Consideration in the space provided under the column titled "Cash Election."

         Because the above elections are made on a per-share basis, you may choose to make a combination of elections with respect to your shares of Biomatrix common stock. To choose a combination of types of consideration, you should insert the number of shares of Biomatrix common stock you would like to exchange for the Standard Consideration in the space provided under the column titled "Standard Election," insert the number of shares of Biomatrix common stock you would like to exchange for the Stock Consideration in the space provided under the column titled "Stock Election," and insert the number of shares of Biomatrix common stock you would like to exchange for the Cash Consideration in the space provided under the column titled "Cash Election."

         The sum of your elections must equal the total number of shares of Biomatrix common stock you hold for your election form/letter of transmittal to be properly completed. If the sum of your elections is less than the total number of shares of Biomatrix common stock that you hold, any remaining shares will be treated as shares for which you have made a "Non-Election," as described in the next paragraph. If the sum of your elections is greater than the total number of shares of Biomatrix common stock that you hold, your elections will be reduced to the proper number by the exchange agent on a pro rata basis in accordance with the allocations specified in your election form/letter of transmittal.

         As a courtesy, the exchange agent will attempt to contact any Biomatrix stockholder who fails to properly comply with these instructions (and who provides a phone number). However, there is no guaranty that any such contact will be made. In any event, the stockholder is solely responsible for properly completing and timely returning the election form/letter of transmittal.

         NON-ELECTION. Any shares for which you fail to make an affirmative election or for which you fail to properly submit this form will be deemed to have been an election to receive the Standard Consideration.

         PLEASE REVIEW CAREFULLY "THE MERGER AND THE MERGER AGREEMENT - MERGER CONSIDERATION FOR BIOMATRIX COMMON STOCK" ON PAGES __ THROUGH __ OF THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS FOR AN EXPLANATION OF THE CONVERSION OF THE SHARES OF BIOMATRIX COMMON STOCK. FOR EXAMPLE, AS EXPLAINED IN THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS, IF BIOMATRIX STOCKHOLDERS, IN THE AGGREGATE, ELECT TO RECEIVE CASH FOR MORE THAN 28.38% OF THEIR SHARES, THE CASH WILL BE ALLOCATED, FIRST, TO THOSE SHARES FOR WHICH AN ELECTION TO RECEIVE THE STANDARD CONSIDERATION WAS MADE AND, SECOND, TO THOSE SHARES FOR WHICH AN ELECTION TO RECEIVE CASH CONSIDERATION WAS MADE (WHICH SHARES WILL RECEIVE A PRORATED FRACTION OF $37.00 AND A CORRESPONDING PRORATED FRACTION OF A SHARE OF GZBX STOCK). SIMILARLY, IF BIOMATRIX STOCKHOLDERS, IN THE AGGREGATE, ELECT TO RECEIVE STOCK FOR MORE THAN 71.62% OF THEIR SHARES, THERE WILL BE A COMPARABLE PRORATION. IF THERE IS A PRORATION, YOU MAY NOT RECEIVE THE TYPE OF CONSIDERATION SPECIFIED IN YOUR ELECTION. THE TOTAL AMOUNT OF CASH PAYABLE WITH RESPECT TO BIOMATRIX COMMON STOCK, INCLUDING THOSE WHO ELECT TO RECEIVE THE STANDARD CONSIDERATION (OR WHO FAIL TO MAKE AN ELECTION), IS SUBJECT TO REDUCTION TO REFLECT THE NUMBER OF SHARES FOR WHICH BIOMATRIX STOCKHOLDERS EXERCISE DISSENTERS' RIGHTS AND PURSUANT TO A MERGER AGREEMENT PROVISION DESIGNED TO PRESERVE THE TAX-FREE NATURE OF THE TRANSACTION, IF NECESSARY.

         Once you have completed Step 1, go to Step 2A

                                     STEP 1
                   IDENTIFY YOUR SHARES AND MAKE YOUR ELECTION



----------------------------------------- --------------------- --------------------- ------------- --------------- --------------
                                                                     Number of
                                                                       Shares
 Name(s) and Address(es) of                   Certificate           Represented         Standard        Stock
    Registered Holder(s)                        Number*                  By             Election       Election     Cash Election

----------------------------------------- --------------------- --------------------- ------------- --------------- --------------
----------------------------------------- --------------------- --------------------- ------------- --------------- --------------

----------------------------------------- --------------------- --------------------- ------------- --------------- --------------
----------------------------------------- --------------------- --------------------- ------------- --------------- --------------

----------------------------------------- --------------------- --------------------- ------------- --------------- --------------
----------------------------------------- --------------------- --------------------- ------------- --------------- --------------

----------------------------------------- --------------------- --------------------- ------------- --------------- --------------
----------------------------------------- --------------------- --------------------- ------------- --------------- --------------

----------------------------------------- --------------------- --------------------- ------------- --------------- --------------
----------------------------------------- --------------------- --------------------- ------------- --------------- --------------

----------------------------------------- --------------------- --------------------- ------------- --------------- --------------
----------------------------------------- --------------------- --------------------- ------------- --------------- --------------

----------------------------------------- --------------------- --------------------- ------------- --------------- --------------
----------------------------------------- --------------------- --------------------- ------------- --------------- --------------

----------------------------------------- --------------------- --------------------- ------------- --------------- --------------
----------------------------------------- --------------------- --------------------- ------------- --------------- --------------

----------------------------------------- --------------------- --------------------- ------------- --------------- --------------
----------------------------------------- --------------------- --------------------- ------------- --------------- --------------

----------------------------------------- --------------------- --------------------- ------------- --------------- --------------
----------------------------------------- --------------------- --------------------- ------------- --------------- --------------

----------------------------------------- --------------------- --------------------- ------------- --------------- --------------
----------------------------------------- --------------------- --------------------- ------------- --------------- --------------
                                                 Total Shares:
----------------------------------------- --------------------- --------------------- ------------- --------------- --------------
----------------------------------------------------------------------------------------------------------------------------------
*If you do not hold Biomatrix common stock certificates, please indicate and a book-entry transfer will be made for you.
----------------------------------------------------------------------------------------------------------------------------------



YOUR ELECTION MAY BE ADJUSTED BY THE EXCHANGE AGENT. IF BIOMATRIX STOCKHOLDERS, IN THE AGGREGATE, ELECT TO RECEIVE CASH FOR MORE THAN 28.38% OF THEIR SHARES, THE CASH WILL BE ALLOCATED, FIRST, TO THOSE SHARES FOR WHICH AN ELECTION TO RECEIVE THE STANDARD CONSIDERATION WAS MADE AND, SECOND, TO THOSE SHARES FOR WHICH AN ELECTION TO RECEIVE CASH CONSIDERATION WAS MADE (WHICH SHARES WILL RECEIVE A PRORATED FRACTION OF $37.00 AND A CORRESPONDING PRORATED FRACTION OF A SHARE OF GZBX STOCK). IF THERE IS A PRORATION, YOU MAY NOT RECEIVE THE CONSIDERATION SPECIFIED IN YOUR ELECTION. THE TOTAL AMOUNT OF CASH PAYABLE WITH RESPECT TO BIOMATRIX COMMON STOCK, INCLUDING THOSE WHO ELECT TO RECEIVE THE STANDARD CONSIDERATION (OR WHO FAIL TO MAKE AN ELECTION), IS SUBJECT TO REDUCTION TO REFLECT THE NUMBER OF SHARES FOR WHICH BIOMATRIX STOCKHOLDERS EXERCISE DISSENTERS' RIGHTS AND PURSUANT TO A MERGER AGREEMENT PROVISION DESIGNED TO PRESERVE THE TAX-FREE NATURE OF THE TRANSACTION, IF NECESSARY.

         Your election will be valid only if accompanied by your Biomatrix stock certificate(s), a book entry transfer of shares to the exchange agent (check the box below), or a guarantee of delivery (check the box below).

[   ]    CHECK HERE IF YOUR SHARES OF BIOMATRIX COMMON STOCK ARE BEING
         DELIVERED PURSUANT TO A NOTICE OF GUARANTEE OF DELIVERY AND COMPLETE THE FOLLOWING;

Name of Registered Holder(s): _________________________________________________

Window Ticket Number (if any):_________________________________________________

[   ]    CHECK HERE IF YOUR SHARES OF BIOMATRIX COMMON STOCK ARE BEING
         DELIVERED BY BOOK ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AND COMPLETE THE FOLLOWING:

Name of Electing Institution:__________________________________________________

The Depository Trust Company Account Number:___________________________________

Transaction Code Number:_______________________________________________________

                             INSTRUCTION FOR STEP 2A
                              LETTER OF TRANSMITTAL

         Regardless of your election in Step 1, if you are a Biomatrix stockholder (other than a stockholder who intends to exercise your dissenters' rights with respect to the merger), you must send all of your Biomatrix common stock certificates, book entry transfer of shares or guarantee of delivery of shares to the exchange agent with the following letter of transmittal. See General Instruction D.1. If you do not hold stock certificates, please indicate that fact on the previous page and a book-entry transfer will be made for you.

         Please read and sign the letter of transmittal on the following page.

         If you have all of the stock certificates representing your shares of Biomatrix common stock and do not have special payment or delivery instructions as set forth below, sign the letter of transmittal and go to Step 3. See General Instruction D.2. regarding the proper form of signatures.

         If you have lost any or all of the stock certificates representing your shares of Biomatrix common stock, in addition to signing the letter of transmittal and sending it to the exchange agent together with any stock certificates you do have as described above, you must complete Step 2B with respect to any certificates you have lost.

         If you want the GZBX Stock certificates being issued to you pursuant to the merger agreement to be registered in the name of, and/or you want the cash being paid to you pursuant to the merger agreement to be payable to, someone other than the person or entity listed on your Biomatrix stock certificate, then you must complete and sign the "Special Payment Instructions" box below. If you transferred any of your shares to someone else after [RECORD DATE], 2000, you [must] complete and sign the "Special Payment Instructions" box below. See General Instruction D.7 for information about your responsibility for transfer taxes if you complete the "Special Payment Instructions" box.

         If you want the GZBX Stock certificates or book entry and/or the cash being issued or paid to you pursuant to the merger to be registered or payable to you, but sent to someone else, you must complete and sign the "Special Delivery Instructions" box below.

         If you fill out either the "Special Payment Instructions" box or the "Special Delivery Instructions" box, you must have your signature(s) medallion guaranteed by an eligible institution. See General Instruction D.4.

         If your cash payment is at least $500,000 and you would like it to be sent to you by wire transfer rather than by check, you must complete and sign the "Wiring Instructions" box below. Please verify your wiring instructions before completing the "Wiring Instructions" box. If you provide incorrect wiring instructions, the exchange agent will have the right to send your money to you by check.

         If your Biomatrix stock certificates are not deliverable to the exchange agent prior to 5:00 p.m., Boston time, on _______, 2000 (the "Election Deadline"), a guarantee of delivery may be completed by an eligible institution and your election will be valid if the stock certificates, together with a copy of the completed election form/letter of transmittal, are received by the exchange agent by no later than 12:00 noon, Boston time, on the third trading day after the Election Deadline.

         The exchange agent will issue you a single check and/or a single book entry representing GZBX Stock. If you would prefer to receive a stock certificate, please check the box in the "Receipt of Certificates" section below. If you request a stock certificate, the exchange agent will issue a single certificate representing the GZBX Stock. However, if for tax purposes or otherwise you wish to have more than one certificate issued, please provide explicit instructions to the exchange agent (including the particular denominations of the certificates).

                                     STEP 2A
                              LETTER OF TRANSMITTAL

American Stock Transfer & Trust Company, Exchange Agent:

         In connection with the merger, the undersigned hereby submits the stock certificate(s) representing the undersigned's shares of Biomatrix, Inc. common stock to, or hereby transfers ownership of such stock certificate(s) by book-entry transfer to the account of, American Stock Transfer & Trust Company, the exchange agent designated by Biomatrix, Inc. ("Biomatrix") and Genzyme Corporation ("Genzyme"), or its replacement or successor, and instructs the exchange agent, following the effective time of the merger, to deliver to the undersigned, in exchange for the undersigned's shares of Biomatrix common stock, cash and/or shares of Genzyme Biosurgery Division Common Stock ("GZBX Stock") pursuant to the undersigned's election as set forth on the election form enclosed with this letter of transmittal. The undersigned understands that the undersigned's election may be adjusted by the exchange agent pursuant to the terms of the merger agreement.

         The undersigned also understands that the undersigned's election will not be valid if (a) before the stockholder vote is taken on the merger, Biomatrix receives written notice of the undersigned's intent to demand appraisal of the undersigned's shares of Biomatrix common stock if the merger takes place and (b) the undersigned does not vote in favor of the merger and takes other actions as may be required prior to the effective time of the merger to perfect dissenters' rights under applicable law.

         The undersigned represents and warrants that the undersigned has full power and authority to surrender the stock certificate(s) surrendered herewith or transferred in book-entry form, or covered by a guarantee of delivery, free and clear of all liens, claims, and encumbrances. The undersigned will, upon request, execute and deliver any additional documents reasonably deemed by the exchange agent or Genzyme to be appropriate or necessary to complete the sale, assignment, or transfer of the shares of Biomatrix common stock. All authority conferred or agreed to be conferred in this letter of transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

         Unless otherwise indicated under "Special Payment Instructions" box below, please issue any certificate for shares of GZBX Stock and/or any check payable (or wire transfer of funds payable) in exchange for the undersigned's shares of Biomatrix common stock in the name of the registered holder(s) of such shares of Biomatrix common stock. Similarly, unless otherwise indicated in the "Special Delivery Instructions" and/or "Wiring Instructions" boxes, please mail any certificate for shares of GZBX Stock and/or any check payable in exchange for the undersigned's shares of Biomatrix common stock to the registered holder(s) of such shares of Biomatrix common stock at the address or addresses shown below.

                  REGISTERED BIOMATRIX STOCKHOLDER(S) SIGN HERE



----------------------------------         -------------------------------------
Signature of owner(s)                      Signature of owner(s)

Print Name:                                Print Name:
           -----------------------                    --------------------------


----------------------------------        --------------------------------------
Social Security or other Tax ID Number    Social Security or other Tax ID Number

Address:                                  Address:
        --------------------------                 -----------------------------

----------------------------------         -------------------------------------

----------------------------------         -------------------------------------

Date:                     , 2000          Date:                     , 2000
     ---------------------                     ---------------------

--------------------------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
(To be completed ONLY if you want the GZBX Stock certificates and/or the cash being issued/paid to you pursuant to the merger agreement to be registered/payable to someone else.

Register my shares of GZBX Stock and/or make payment to the following:

Name:
     --------------------------------------------------------------------------
                             (Please type or print)
Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               (include zip code)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
(To be completed ONLY if you want the GZBX Stock certificates and/or the cash being issued/paid to you pursuant to the merger agreement to be registered/payable to you but sent to someone else.)

Mail or deliver my shares of GZBX Stock and/or send payment to the following:

Name:
     --------------------------------------------------------------------------
                             (Please type or print)
Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               (include zip code)
--------------------------------------------------------------------------------




-------------------------------------------------------------------------------
                               WIRING INSTRUCTIONS
Provided I am to receive at least $500,000 in cash, I would like to receive all of the cash to be paid to me in connection with the merger to be sent by wire transfer, pursuant to the following wiring instructions in lieu of delivery of a check:

Bank Name:
          ---------------------------------------------------------------------
                             (Please type or print)
Bank Address:
             ------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               (include zip code)

ABA #:
      -------------------------------------------------------------------------

Beneficiary:
            -------------------------------------------------------------------

Account #:
          ---------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                               SIGNATURE GUARANTEE
(In the event that the check and/or certificate representing shares of GZBX Stock is to be issued in exactly the name of the record holder(s) of the Biomatrix common stock, no guarantee of the signature on this election form/letter of transmittal is required.)

If you have filled out either the "Special Payment Instructions" box, the "Special Delivery Instructions" box or the "Guarantee of Delivery" box, you must have your signature(s) medallion guaranteed by an eligible institution, I.E., a member firm of a registered national securities exchange, a member of the NASD, Inc., or a commercial bank or trust company in the United States. Name of

Guarantor:
           --------------------------------------------------------------------

Signature(s) Guaranteed:
                        -------------------------------------------------------

-------------------------------------------------------------------------------

Date:                            , 2000
     ----------------------------

Apply Signature Medallion:
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                              GUARANTEE OF DELIVERY
The undersigned, a member firm of a registered national securities exchange, a member of the NASD, Inc., or a commercial bank or trust company in the United States, hereby guarantees to deliver to the exchange agent either all of the certificate(s) for Biomatrix common stock to which this election form/letter of transmittal relates, or such certificates as are identified below, duly endorsed in blank or otherwise in form acceptable for transfer, no later than 12:00 noon, Boston time, on the third trading day after the Election Deadline. If you complete this guarantee of delivery, you will need a signature guarantee by an eligible institution.

The undersigned acknowledges that it must deliver the shares of Biomatrix common stock covered by this election form/letter of transmittal to the exchange agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.

---------------------------------         ------------------------------------
Dated                                     Printed Firm Name

---------------------------------         ------------------------------------
Certificate Number(s)                     Authorized Signature

---------------------------------         ------------------------------------
Number of shares of                       Address
Biomatrix common stock
                                          ------------------------------------
                                          Telephone number

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             RECEIPT OF CERTIFICATES
Unless you check the box below, you will receive book-entry shares of GZBX
Stock.

[ ] Check here if you would like certificate(s) for your shares of GZBX Stock.

--------------------------------------------------------------------------------

                             INSTRUCTION FOR STEP 2B
                       CERTIFY IF CERTIFICATE(S) ARE LOST

         If you are unable to locate some or all of the stock certificates representing your shares of Biomatrix common stock, you must complete the certification on the following page. Your signature must be notarized.

         Please see General Instruction D.2 regarding proper signatures.

         After you have completed Step 2B, go to Step 3.

                   STEP 2B--CERTIFY IF CERTIFICATE(S) ARE LOST

         The certificate(s) representing the following shares of Biomatrix common stock has/have been lost, stolen, seized, or destroyed, at a time unknown to me:

-------------------------------------       -----------------------------------
Certificate Number                          Shares

         (1) hereby certify that: (a) I have made or caused to be made a diligent search for such stock certificate(s) and have been unable to find or recover it/them; (b) I have not sold, assigned, pledged, transferred, deposited under any agreement, or hypothecated the shares of Biomatrix, Inc. common stock represented by such stock certificate(s), or any interest therein, or assigned any power of attorney or other authorization respecting the same that is now outstanding and in force, or otherwise disposed of such stock certificate(s); and (c) no person, firm, corporation, agency, or government, other than me, has or has asserted any right, title, claim, equity, or interest in, to, or respecting such shares of Biomatrix common stock.

         (2) Please issue a replacement stock certificate(s). In consideration of the issuance of a replacement certificate(s), I hereby agree to indemnify and hold harmless Genzyme Corporation, and any person, firm, or corporation now or hereafter acting as Genzyme Corporation's transfer agent, exchange agent, registrar, trustee, depository, redemption, fiscal, or paying agent, or in any other capacity, and also any successors in any such capacities, and their respective subsidiaries, affiliates, heirs, successors, and assigns, from and against any and all liability, loss, damage, and expense in connection with, or arising out of, their compliance with my request herein.

         (3) I also agree, in consideration of compliance with the foregoing request, to surrender immediately to Genzyme Corporation the lost stock certificate(s) should it/they hereafter come into my possession or control.


------------------------------------         ----------------------------, 2000
Signature                                    Date


------------------------------------         ----------------------------, 2000
Signature                                    Date


------------------------------------         ----------------------------, 2000
Signature                                    Date


STATE OF                                    )

                                            )  :ss.

COUNTY OF                                   )

         I,               , a Notary Public, do hereby certify that on the day
of 2000, personally appeared before me              , known to me to be the
persons whose name(s) is/are subscribed to the foregoing instrument, who, being by me first duly sworn, declared that the statements contained therein are true and that he/she/they signed said instrument for the purposes, in the capacity, and for consideration therein expressed.

-------------------------------------------------------------------------------

    (Notary: Please modify if necessary to conform to your state law or attach an alternative form.)

                             INSTRUCTION FOR STEP 3
                          COMPLETE SUBSTITUTE FORM W-9

         Biomatrix stockholders must complete the following Substitute Form W-9 to avoid having 31% of their payment withheld for federal income tax purposes as set forth in General Instruction D.6 to this form.

         Please do the following:

         (1) write your name and social security number (or employer identification number for entities) in Part I of the Substitute Form W-9;

         (2) check the box next to "Individual/Sole Proprietor," "Corporation," "Partnership" or "Other" (and, of other, write in the type of entity); and

         (3)      sign the "Certification" box in Part 2 of the Substitute
                  Form W-9.

         If you do not yet have a Taxpayer Identification Number, please check the box in "Part 2" and sign then "Certification of Payee Awaiting Taxpayer Identification Number" box at the bottom of the page.

         Please see General Instruction D.6 for information on this Form W-9 and General Instruction D.2 regarding proper signatures.

                      STEP 3--COMPLETE SUBSTITUTE FORM W-9


---------------------------------------- -------------------------------------- --------------------------------------
                                                                                       SOCIAL SECURITY NUMBER
                                                                                                 OR
                                                                                       EMPLOYER IDENTIFICATION
SUBSTITUTE                                                                                     NUMBER
FORM W-9                                 PART 1--PLEASE ENTER YOUR NAME AND
                                         SOCIAL SECURITY NUMBER OR EMPLOYER
                                         IDENTIFICATION NUMBER                  _____________________________________
                                         -------------------------------------- --------------------------------------
                                         PART 2--CERTIFICATION


                                         Please check the box below if you have applied for, and are awaiting
                                         receipt of, your Taxpayer Identification Number.  [   ]


 REQUEST FOR TAXPAYER
   IDENTIFICATION                        (1) The number shown on this form is my correct Taxpayer Identification
NUMBER AND CERTIFICATION                     Number (or I am waiting for a number to be issued to me) and


                                         (2)  I am not subject to backup withholding either because I have not been notified by the
                                              Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

                                         Certificate Instructions --You may cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from
(PLEASE REFER TO THE GUIDELINES FOR      the IRS stating that you are no longer subject to backup withholding, do not
CERTIFICATION OF TAXPAYER                cross out item (2).
IDENTIFICATION NUMBER ON
SUBSTITUTE FORM W-9)



                                         SIGNATURE:_______________________________________     DATE:_______________
----------------------------------------------------------------------------------------------------------------------
PART 3--CERTIFICATION FOR FOREIGN RECORD HOLDERS
Under penalties of perjury, I certify that I am not a United States citizen or resident (or I am signing for a foreign corporation, partnership, estate or trust).


SIGNATURE:____________________________________________________         DATE:____________________________________
----------------------------------------------------------------------------------------------------------------------
PART--4__________________________________________________________________________________________________________


Individual/Sole Proprietor [   ]    Corporation      [   ]
Partnership       [   ]             Other [   ] (please specify)
----------------------------------------------------------------------------------------------------------------------


IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9, YOU MUST SIGN AND DATE THE FOLLOWING CERTIFICATION:

         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate IRS Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31% of all payments made pursuant to the merger shall be retained until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a Taxpayer Identification Number.

SIGNATURE:______________________________    DATE:___________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU.

                              GENERAL INSTRUCTIONS

A.       SPECIAL CONDITIONS.

         1. TIME IN WHICH TO ELECT. To be effective, a completed election form/letter of transmittal and your Biomatrix common stock certificate(s), a book entry transfer of shares, or a guarantee of delivery for the shares covered by this election form/letter of transmittal, must be received by the exchange agent at the address set forth on page 2 no later than 5:00 p.m., Boston time, on _______, 2000 (the "Election Deadline"). If the merger is approved and thereafter completed, and if the exchange agent has not received a properly completed election form/letter of transmittal prior to the Election Deadline, you will receive the Standard Consideration, subject to the potential adjustments more fully described in "THE MERGER AND THE MERGER AGREEMENT--Merger Consideration for Biomatrix Common Stock" in the joint proxy statement/prospectus. See General Instruction C.

         2. REVOCATION OF ELECTION. An election may be revoked by the person who submitted the election form/letter of transmittal to the exchange agent by written notice to the exchange agent, or by withdrawal of the shares of Biomatrix common stock deposited by such person with the exchange agent, prior to the Election Deadline. A holder may submit a new election form at the time it revokes an earlier election or at any time after revoking an earlier election but before the Election Deadline. If a new election is not made, the holder will be deemed not to have made an election, and the exchange agent will retain the stock certificate(s) tendered with the revoked election until the time the shares are exchanged for the Standard Consideration upon completion of the merger. If the merger agreement is terminated, all election forms/letters of transmittal will automatically be revoked and the stock certificates tendered will be promptly returned to you.

B.       ELECTION PROCEDURES.

         A description of the election procedures is contained in the joint proxy statement/prospectus under "THE MERGER AND THE MERGER AGREEMENT--Procedure for Filing Elections and Converting Biomatrix Common Stock into Merger Consideration" and is fully set forth in the merger agreement. All elections are subject to compliance with those procedures. Before making any election, you should read carefully, among other matters, the information contained in the joint proxy statement/prospectus under "THE MERGER AND THE MERGER AGREEMENT--Material United States Federal Income Consequences Of The Merger."

         As a result of the election procedures, you may receive shares of GZBX Stock and/or cash in amounts that vary from your election in Step 1. You will not be able to change the number of shares or the amount of cash allocated to you by the exchange agent pursuant to the election procedures.

C.       RECEIPT OF SHARES OR CASH.

         Promptly after the effective time of the merger, Genzyme will instruct the exchange agent to mail certificate(s) or effect a single book entry representing your shares of GZBX Stock and/or cash payments by check to you or as you otherwise instruct in this election form/letter of transmittal (if you complete the "Wiring Instructions" in Step 2A of this form and you are to receive at least $500,000, all of the cash will be sent to you by wire transfer). If you fail to submit a properly completed election form/letter of transmittal and stock certificates, a book entry transfer of shares, or a guarantee of delivery for the shares of Biomatrix common stock covered by the election form/letter of transmittal by the Election Deadline as set forth above, you will receive the Standard Consideration, subject to the potential adjustment more fully described in the accompanying joint proxy statement/prospectus, after the certificate(s) representing such shares of Biomatrix common stock have been submitted.

         No fractional shares of GZBX Stock will be issued in the merger. Instead, each Biomatrix stockholder that otherwise would be entitled to receive a fractional share will receive an amount in cash equal to that fraction multiplied by the per share value of the GZBX Stock as determined in good faith by Genzyme.

D.       GENERAL.

         1. EXECUTION AND DELIVERY. This election form/letter of transmittal must be properly filled in, dated, and signed in all applicable places, and must be delivered (together with all of the other required materials) to the exchange agent at the address as set forth on page 2. The method of delivery of all documents is at your option and risk, but if you choose to return your materials by mail, we suggest you send them by registered mail, return receipt requested, properly insured, using the enclosed envelope.

         2. SIGNATURES. The signature (or signatures, in the case of certificates owned by two or more joint holders) on this form should correspond exactly with the name(s) as written on the face of the certificate(s) submitted unless the shares of Biomatrix common stock described on this form have been assigned by the registered holder(s), in which event this form should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificates.

         If this form is signed by a person or persons other than the registered holder(s) of the certificates, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appears on the certificates.

         If this form or any stock certificate(s) or stock power(s) is signed by a trustee, executor administrator, guardian, officer of a corporation, attorney-in-fact, or any other person acting in a representative or fiduciary capacity, the person signing must give the signing person's full title in such capacity.

         3. NEW CERTIFICATES AND CHECKS IN SAME NAME. If you are receiving any shares of GZBX Stock, the stock certificate(s) representing such shares of GZBX Stock and/or any check(s) in respect of shares of Biomatrix common stock shall be registered in, or payable to the order of, exactly the same name(s) that appears on the certificate(s) representing such shares of Biomatrix common stock submitted with this form, unless the "Special Payment Instructions" box in Step 2A above is completed. No endorsement of certificate(s) or separate stock power(s) is required.

         4. GUARANTEE OF SIGNATURE. No signature guarantee is required on this form if it is signed by the registered holder(s) of the shares of Biomatrix common stock surrendered under this form, and the shares of GZBX Stock and/or the check are to be issued and/or payable to the record holder(s) without any change or correction in the name of the record holder(s). In all other cases, all signatures on this form must be guaranteed. All signatures required to be guaranteed must be guaranteed by a member firm of a registered national securities exchange or of the NASD, Inc., or a commercial bank or trust company in the United States. Public notaries cannot execute acceptable guarantees of signatures.

         5. MISCELLANEOUS. A single check, or wire transfer, and/or stock certificates or a single book entry representing shares of GZBX Stock to be received will be issued to you unless you have instructed us otherwise in this form.

         All questions with respect to this form (including, without limitation, questions relating to the timeliness or effectiveness of revocation or any election and computations as to any adjustments) will be determined by the exchange agent, which determination shall be conclusive and binding.

         6. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9. Under the "backup withholding" provisions of U.S. federal income tax law, any payments made to you pursuant to the merger may be subject to backup withholding of 31%. To prevent backup withholding, Biomatrix stockholders must complete and sign the Substitute Form W-9 included in Step 3 of this form and either (a) provide your correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct (or that you are awaiting a TIN), and that (i) you have not been notified by the

IRS that you have been subjected to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified you that you are no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the bottom portion of the Substitute Form W-9 is signed as indicating that you are awaiting a TIN, the exchange agent will retain 31% of cash payments made to you during the 60-day period after the date of the Substitute Form W-9. If you furnish the exchange agent with your TIN within 60 days of the date of the Substitute Form W-9, the exchange agent will remit those withheld amounts retained during this 60-day period to you. If, however, you have not provided the exchange agent with your TIN within this 60-day period, the exchange agent will remit these previously retained amounts to the IRS as backup withholding. In general, if you are an individual, the TIN is your social security-number. If the certificates for Biomatrix common stock are registered in more than one name or are not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (copies of which may be obtained from the exchange agent) for additional guidance on which number to report. If the exchange agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 31%. Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the exchange agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for this statement can be obtained from the exchange agent.

         For further information concerning backup withholding and instructions for completing the Substitute Form W 9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if stock is held in more than one name), consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (copies of which may be obtained from the exchange agent).

         Failure to complete the Substitute Form W-9 will not, by itself, cause your shares of Biomatrix common stock to be deemed invalidly tendered, but may require the exchange agent to withhold 31% of the amount of any payments made pursuant to the merger. Backup withholding is not an additional U.S. federal income tax. Rather the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

         7. TRANSFER TAXES. If you completed the "Special Payment Instructions" box above in Step 2A, you must pay the exchange agent any and all required transfer or other taxes or must establish that these taxes have been paid or are not applicable.